Discontinued operations (Tables)	3 Months Ended
Mar. 31, 2022
Discontinued operations
Schedule Of Continuing And Discontinued Operations in the consolidated statements of comprehensive income and consolidated statements of cash flows

	For the three months ended March 31
	2022	2021
Results of discontinued operations
Revenue	19,463	54,979
Cost of sales	15,200	44,547
Gross profit	4,263	10,432
General administrative expenses	302	999
Selling expenses	7	193
Other operating income	706	-
Operating income	4,660	9,240
Financial costs, net	46	-
Income before taxes	4,614	9,240
Income tax expense	13	-
Income for the period	4,601	9,240
Total comprehensive income, attributable to equity holders of the parent	4,601	9,240
Net income per share - Basic and diluted (in EUR)	0.20	0.41

Cash flow from discontinued operations
Net cash flow from operating activities	2,835	8,962
Net cash flow from/ (used in) investing activities	575	(1,770)
Net cash flow used in financing activities	(409)	(275)